UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2017

Xactly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37451	11-3744289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, Suite 1700

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 977-3132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

As previously announced, Xactly Corporation, a Delaware Corporation (“Xactly” or the “Company”), entered into an Agreement and Plan of Merger, dated May 29, 2017, as amended on June 20, 2017 (the “Merger Agreement”) with Excalibur Parent, LLC (“Parent”) and Excalibur Merger Sub, Inc. (“Merger Sub), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On June 30, 2017, a purported stockholder class action lawsuit captioned Berg v. Xactly Corporation et al., Case No. 4:17-cv-03783, was filed in the United States District Court of the Northern District of California against Xactly, its directors, Parent, Merger Sub and Vista Equity Partners Fund VI, L.P. (“Vista”). The lawsuit alleges, generally, that the Merger offers inadequate consideration to Xactly’s stockholders, and that Xactly and its directors violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and Rule 14a-9 thereunder by purportedly omitting material information from the proxy statement issued in connection with the Merger. The lawsuit also purports to allege violations of Section 20(a) of the Exchange Act against Xactly’s directors, Parent, Merger Sub and Vista. The lawsuit seeks, among other things, equitable relief that would enjoin the consummation of the proposed Merger, rescission of the proposed Merger to the extent it is consummated, and attorneys’ fees and costs. Additional similar lawsuits may be filed in the future.

The Company believes that the plaintiff’s allegations lack merit and will vigorously defend against this and any subsequently filed similar actions.

Additional Information and Where to Find It

Xactly has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger. Beginning on June 29, 2017, Xactly mailed the definitive proxy statement and other relevant documents to Xactly stockholders as of the June 28, 2017 record date for a special meeting of stockholders of Xactly to be held on July 28, 2017, at Xactly’s headquarters, located at 300 Park Avenue, Suite 1700, San Jose, California 95110, at 9:00 a.m. Pacific time. The definitive proxy statement described above contains important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Xactly’s definitive proxy statement on Schedule 14A filed with the SEC on June 29, 2017. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Complaint, Berg v. Xactly Corporation et. al., Case No. 4:17-cv-03783 (N.D. Cal. Filed June 30, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XACTLY CORPORATION
Date: July 5, 2017
	By:	/s/ Joseph C. Consul
Joseph C. Consul
Chief Financial Officer, Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Complaint, Berg v. Xactly Corporation et. al., Case No. 4:17-cv-03783 (N.D. Cal. Filed June 30, 2017).